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Exhibit 99.1

Computational Materials

Harley-Davidson Motorcycle Trust 2003-2
Issuer

Subject to Revision

Term Sheet dated May 12, 2003

$251,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$152,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$21,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.
Trust Depositor

Harley-Davidson Credit Corp.
Seller and Servicer

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2003-2. Neither J.P. Morgan Securities Inc. ("JPMorgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

        The Information addresses only certain aspects of the applicable note's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Syndicate Desk at (212) 834-4154.

Harley-Davidson Motorcycle Trust 2003-2
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated May 12, 2003

Trust	Harley-Davidson Motorcycle Trust 2003-2 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about May 20, 2003.
Terms of the Notes	The principal terms of the notes will be as described below:
Class	Aggregate Principal Amount	Interest Rates
Class A-1 notes		$251,000,000%
Class A-2 notes		$152,750,000%
Class B notes		$21,250,000%
The notes represent indebtedness of the trust secured by the assets of the trust.
Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is June 16, 2003.
Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

2

Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
From (including)	To (excluding)	Day Count Convention
15th day of prior month	15th day of current month	30/360
The first interest period will begin on and include the closing date and end on and exclude June 15, 2003.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
Class	Final Scheduled Payment Date
Class A-1 notes	January 2008 Payment Date
Class A-2 notes	February 2011 Payment Date
Class B notes	February 2011 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

3

Optional Redemption	The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:
• the aggregate outstanding principal balance of the contracts owned by the trust as of the closing date; and
• the initial amount on deposit in the pre-funding account.
The trust may redeem the notes in full upon the seller's exercise of its purchase option. The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
Mandatory Special Redemption
The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period in the event that any amount remains on deposit in the pre-funding account. The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Financial Services, Inc. and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
The trust's main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on May 6, 2003, the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

4

Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts. Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.
The last scheduled payment on the initial contract with the latest maturity will occur in May 2010.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than August 2010. However, an obligor can generally prepay its contract at any time without penalty.
COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
Aggregate Principal Balance	$309,124,002.80
Number of Contracts	22,122
Average Principal Balance	$13,973.60
Weighted Average Annual Percentage Rate (APR)	10.78%
(Range)	5.48% to 22.99%
Weighted Average Original Term (in months)	77.23
(Range)	12 to 84
Weighted Average Remaining Term (in months)	74.81
(Range)	3 to 84
GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)
State	Principal Balance Concentration
Texas	8.97%
California	8.44%
Florida	6.78%
No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.
Reserve Fund
On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payment on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

5

The initial balance of the reserve fund will be $3,091,240.03 (1.00% of the initial aggregate principal balance of the contracts). On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the principal balance of those subsequent contracts will be deposited into the reserve fund. The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) or (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Pre-Funding Account
On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $115,875,997.20 which will secure the trust depositor's obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust. The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller. The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in August 2003. Any amount remaining in the pre-funding account at the end of this funding period will be paid to the noteholders as described above in "Terms of the Notes—Mandatory Special Redemption."
Interest Reserve Account
On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay trustees' fees. In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust. After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

6

Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and/or Moody's Investors Service, Inc. as set forth below:
	Standard & Poor's	Moody's
Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class B	A	A1
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Trust Depositor
Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1% of the principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, as of the initial cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

7

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	to the noteholders, the amount of any mandatory special redemption;
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Terms of the Notes—Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and
	•	any remaining amounts to the trust depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

8

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and
	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
Class A notes:	•	subordination of the Class B notes
	•	reserve fund
	•	excess spread
Class B notes:	•	reserve fund
	•	excess spread
Material Federal Income Tax Consequences
Winston & Strawn, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

The trust, the owner trustee, the seller, the servicer, the trust depositor and the indenture trustee and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. "Tax treatment" and "tax structure" shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

9

THE CONTRACTS

        The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

  •
  the last scheduled payment of each initial contract is due no later than May 2010, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than August 2010;

  •
  the first scheduled payment date of contracts representing approximately 96.78% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than May 2003 and the first scheduled payment date of remaining contracts representing approximately 3.22% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2003;

  •
  approximately 75.72% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 24.28% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  approximately 99.98% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.02% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all initial contracts have a contractual rate of interest of at least 5.48% per annum and not more than 22.99% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 10.78% per annum (see Table 1 below);

  •
  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 77.23 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 74.81 months (see Tables 2 and 3 below);

  •
  the average principal balance per initial contract as of the initial cutoff date was approximately $13,973.60 and the principal balances on the initial contracts as of the initial cutoff date ranged from $514.81 to $52,356.85 (see Table 4 below);

  •
  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 8.97% in Texas, 8.44% in California and 6.78% in Florida (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

        Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

10

TABLE 1

DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
5. 0001 to 6.0000%	403	1.82%	$7,116,803.93	2.30%
6. 0001 to 7.0000%	1,066	4.82%	$17,699,502.14	5.73%
7. 0001 to 8.0000%	2,828	12.78%	$45,564,857.54	14.74%
8. 0001 to 9.0000%	3,442	15.56%	$52,611,558.34	17.02%
9. 0001 to 10.0000%	3,718	16.81%	$54,717,139.20	17.70%
10. 0001 to 11.0000%	2,218	10.03%	$29,848,960.21	9.66%
11. 0001 to 12.0000%	2,218	10.03%	$29,447,941.27	9.53%
12. 0001 to 13.0000%	1,904	8.61%	$21,818,365.97	7.06%
13. 0001 to 14.0000%	1,437	6.50%	$16,269,441.13	5.26%
14. 0001 to 15.0000%	666	3.01%	$6,854,484.91	2.22%
15. 0001 to 16.0000%	253	1.14%	$2,353,713.22	0.76%
16. 0001 to 17.0000%	110	0.50%	$956,880.10	0.31%
17. 0001 to 18.0000%	51	0.23%	$244,748.11	0.08%
18. 0001 to 19.0000%	65	0.29%	$821,264.89	0.27%
19. 0001 to 20.0000%	601	2.72%	$7,906,177.93	2.56%
20. 0001 to 21.0000%	504	2.28%	$7,003,460.25	2.27%
21. 0001 to 22.0000%	620	2.80%	$7,679,110.81	2.48%
22. 0001 to 23.0000%	18	0.08%	$209,592.85	0.07%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

11

TABLE 2

DISTRIBUTION BY REMAINING TERM OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	430	1.94%	$743,025.08	0.24%
13 to 24	1,564	7.07%	$7,462,073.37	2.41%
25 to 36	600	2.71%	$5,024,053.64	1.63%
37 to 48	488	2.21%	$5,043,563.55	1.63%
49 to 60	1,159	5.24%	$14,745,196.85	4.77%
61 to 72	8,750	39.55%	$106,834,243.27	34.56%
73 to 84	9,131	41.28%	$169,271,847.04	54.76%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL
TERM TO MATURITY OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	3	0.01%	$12,453.90	0.00%
13 to 24	103	0.47%	$805,244.97	0.26%
25 to 36	306	1.38%	$2,587,099.25	0.84%
37 to 48	483	2.18%	$5,001,418.67	1.62%
49 to 60	1,425	6.44%	$15,179,813.12	4.91%
61 to 72	10,340	46.74%	$113,645,226.26	36.76%
73 to 84	9,462	42.77%	$171,892,746.63	55.61%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

12

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
$1 to 5,000	1,765	7.98%	$5,697,246.16	1.84%
$5,001 to 10,000	4,799	21.69%	$37,293,145.10	12.06%
$10,001 to 15,000	5,179	23.41%	$64,907,141.47	21.00%
$15,001 to 20,000	6,723	30.39%	$117,921,284.36	38.15%
$20,001 to 25,000	3,081	13.93%	$67,417,400.57	21.81%
$25,001 to 30,000	493	2.23%	$13,215,706.75	4.28%
$30,001 to 35,000	72	0.33%	$2,290,884.03	0.74%
$35,001 to 40,000	9	0.04%	$328,837.51	0.11%
$50,001 to 55,000	1	0.00%	$52,356.85	0.02%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

STATE(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(2)
ALABAMA	314	1.42%	$4,426,971.66	1.43%
ALASKA	93	0.42%	$1,443,822.26	0.47%
ARIZONA	675	3.05%	$10,434,146.93	3.38%
ARKANSAS	107	0.48%	$1,510,354.18	0.49%
CALIFORNIA	1,842	8.33%	$26,092,455.49	8.44%
COLORADO	399	1.80%	$5,940,546.94	1.92%
CONNECTICUT	369	1.67%	$4,750,905.74	1.54%
DELAWARE	98	0.44%	$1,305,876.56	0.42%
DISTRICT OF COLUMBIA	3	0.01%	$28,492.47	0.01%
FLORIDA	1,469	6.64%	$20,962,795.39	6.78%
GEORGIA	735	3.32%	$11,407,663.04	3.69%
HAWAII	84	0.38%	$1,090,100.44	0.35%
IDAHO	88	0.40%	$1,319,902.59	0.43%
ILLINOIS	903	4.08%	$13,131,701.94	4.25%
INDIANA	609	2.75%	$8,372,556.10	2.71%
IOWA	346	1.56%	$4,953,962.35	1.60%
KANSAS	186	0.84%	$2,550,105.47	0.82%
KENTUCKY	274	1.24%	$3,685,182.99	1.19%
LOUISIANA	279	1.26%	$3,911,261.75	1.27%
MAINE	67	0.30%	$917,175.90	0.30%
MARYLAND	523	2.36%	$7,187,612.08	2.33%
MASSACHUSETTS	286	1.29%	$3,641,893.45	1.18%
MICHIGAN	669	3.02%	$9,694,586.93	3.14%
MINNESOTA	474	2.14%	$7,441,348.21	2.41%
MISSISSIPPI	99	0.45%	$1,352,240.05	0.44%
MISSOURI	449	2.03%	$6,523,706.78	2.11%
MONTANA	94	0.42%	$1,337,528.08	0.43%
NEBRASKA	118	0.53%	$1,569,979.84	0.51%
NEVADA	242	1.09%	$3,341,699.44	1.08%
NEW HAMPSHIRE	188	0.85%	$2,280,052.24	0.74%
NEW JERSEY	725	3.28%	$9,305,815.22	3.01%
NEW MEXICO	265	1.20%	$3,549,915.16	1.15%
NEW YORK	767	3.47%	$9,879,731.43	3.20%
NORTH CAROLINA	850	3.84%	$11,814,882.62	3.82%
NORTH DAKOTA	40	0.18%	$497,641.29	0.16%
OHIO	1,118	5.05%	$14,267,841.28	4.62%
OKLAHOMA	212	0.96%	$2,755,714.33	0.89%
OREGON	246	1.11%	$3,286,573.43	1.06%
PENNSYLVANIA	1,220	5.51%	$14,653,233.24	4.74%

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

14

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(CONTINUED)

STATE(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(2)
RHODE ISLAND	53	0.24%	$723,118.07	0.23%
SOUTH CAROLINA	340	1.54%	$5,031,678.88	1.63%
SOUTH DAKOTA	80	0.36%	$932,817.26	0.30%
TENNESSEE	509	2.30%	$7,274,597.42	2.35%
TEXAS	1,824	8.25%	$27,739,683.04	8.97%
UTAH	84	0.38%	$1,190,163.77	0.39%
VERMONT	22	0.10%	$292,989.19	0.09%
VIRGINIA	551	2.49%	$7,420,415.66	2.40%
WASHINGTON	482	2.18%	$7,022,812.80	2.27%
WEST VIRGINIA	187	0.85%	$2,612,913.85	0.85%
WISCONSIN	332	1.50%	$4,455,930.88	1.44%
WYOMING	80	0.36%	$1,101,601.45	0.36%
OTHER(3)	53	0.24%	$707,305.24	0.23%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Based on billing addresses of obligors as of the initial cutoff date.

(2)
Percentages may not add to 100.00% because of rounding.

(3)
Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

15

Delinquency, Loan Loss and Repossession Information

        The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2002		2001		2000		1999		1998
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7
Period of Delinquency(2)
30-59 Days	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1
60-89 Days	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3	745	6,153.9
90 Days or more	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9	304	2,591.0

Total Delinquencies	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0

Total Delinquencies as a Percent of Total Portfolio	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%
	At March 31,
	2003		2002
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	212,834	$2,393,710.3	169,865	$1,820,937.4
Period of Delinquency(2)
30-59 Days	6,280	$64,882.0	4,124	$40,775.7
60-89 Days	2,192	22,874.3	997	9,866.3
90 Days or more	838	8,805.1	469	4,801.8

Total Delinquencies	9,310	$96,561.4	5,590	$55,443.8

Total Delinquencies as a Percent of Total Portfolio	4.37%	4.03%	3.29%	3.04%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

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If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

16

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2002	2001	2000	1999	1998
Outstanding Balance of All Contracts Serviced(1)	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6	$653,836.0
Contract Liquidations(2)	2.15%	2.05%	1.75%	1.59%	1.54%
Net Losses:
Dollars(3)	$17,688.8	$13,905.6	$8,707.8	$5,875.0	$5,245.3
Percentage(4)	0.77%	0.83%	0.73%	0.64%	0.80%
	Three Months Ended March 31,
	2003	2002
Outstanding Balance of All Contracts Serviced(1)	$2,408,267.5	$1,829,066.5
Contract Liquidations(2)	2.56%	2.76%
Net Losses:
Dollars(3)	$6,250.5	$5,361.3
Percentage(4)	1.04%	1.17%

(1)
As of period end. Includes fees and expenses and contracts already in repossession.

(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)
As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.
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17

Weighted Average Lives of the Notes

        The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

        The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict. The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust's interests in such contract. In such event the seller will be obligated to repurchase the contract from the trust depositor. In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts. Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts. Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

        Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model ("ABS") represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

        The information in the ABS Table was prepared on the assumption that:

  •
  the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

  •
  payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month with a first payment date of June 15, 2003);

  •
  the balance in the reserve fund on each payment date is the required amount described under "Reserve Fund";

  •
  the notes are purchased on an assumed closing date of May 20, 2003; and

  •
  the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

        The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

  Initial Contracts

Pool	Balance	APR	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
1	$8,406,216.79	9.581%	42	41	May 2003
2	15,179,813.12	9.660	60	58	May 2003
3	113,645,226.26	11.759	72	68	May 2003
4	171,892,746.63	10.298	84	82	May 2003

	$309,124,002.80

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18

  Subsequent Contracts

Pool	Balance	APR	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
5	$1,575,546.94	9.581%	42	42	July 2003
6	2,845,097.71	9.660	60	60	July 2003
7	21,300,115.49	11.759	72	72	July 2003
8	32,217,238.46	10.298	84	84	July 2003
9	1,575,546.94	9.581	42	41	July 2003
10	2,845,097.71	9.660	60	59	July 2003
11	21,300,115.49	11.759	72	71	July 2003
12	32,217,238.46	10.298	84	83	July 2003

	$115,875,997.20

        The hypothetical pools of the initial contracts each have an assumed cutoff date of May 1, 2003 and the hypothetical pools of the subsequent contracts each have an assumed cutoff date of July 1, 2003. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

        The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Table. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

19

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	98.27	97.67	97.05	96.41	96.08	95.75
07/15/2003	96.54	95.35	94.12	92.85	92.21	91.55
08/15/2003	94.19	92.19	90.15	88.05	86.98	85.89
09/15/2003	91.84	89.06	86.22	83.30	81.81	80.30
10/15/2003	89.49	85.94	82.32	78.60	76.71	74.79
11/15/2003	87.14	82.85	78.46	73.96	71.67	69.35
12/15/2003	84.79	79.77	74.63	69.37	66.69	63.98
01/15/2004	82.45	76.71	70.85	64.84	61.78	58.68
02/15/2004	80.11	73.68	67.10	60.36	56.93	53.46
03/15/2004	77.77	70.66	63.39	55.94	52.15	48.32
04/15/2004	75.43	67.66	59.72	51.58	47.44	43.25
05/15/2004	73.10	64.69	56.09	47.28	42.80	38.27
06/15/2004	70.77	61.74	52.50	43.04	38.23	33.36
07/15/2004	68.44	58.81	48.95	38.86	33.73	28.53
08/15/2004	66.12	55.90	45.44	34.74	29.30	23.79
09/15/2004	63.80	53.01	41.98	30.69	24.94	19.13
10/15/2004	61.48	50.15	38.56	26.70	20.66	14.56
11/15/2004	59.16	47.31	35.18	22.77	16.46	10.07
12/15/2004	56.85	44.49	31.84	18.91	12.32	5.66
01/15/2005	54.55	41.70	28.56	15.11	8.27	1.35
02/15/2005	52.24	38.93	25.31	11.38	4.30	0.00
03/15/2005	49.94	36.18	22.12	7.72	0.40	0.00
04/15/2005	47.65	33.47	18.97	4.13	0.00	0.00
05/15/2005	45.36	30.77	15.86	0.61	0.00	0.00
06/15/2005	43.07	28.11	12.81	0.00	0.00	0.00
07/15/2005	40.79	25.47	9.80	0.00	0.00	0.00
08/15/2005	38.51	22.85	6.85	0.00	0.00	0.00
09/15/2005	36.23	20.27	3.94	0.00	0.00	0.00
10/15/2005	33.97	17.71	1.09	0.00	0.00	0.00
11/15/2005	31.70	15.18	0.00	0.00	0.00	0.00
12/15/2005	29.44	12.68	0.00	0.00	0.00	0.00
01/15/2006	27.19	10.20	0.00	0.00	0.00	0.00
02/15/2006	24.94	7.76	0.00	0.00	0.00	0.00
03/15/2006	22.70	5.35	0.00	0.00	0.00	0.00
04/15/2006	20.46	2.96	0.00	0.00	0.00	0.00
05/15/2006	18.23	0.61	0.00	0.00	0.00	0.00
06/15/2006	16.00	0.00	0.00	0.00	0.00	0.00
07/15/2006	13.78	0.00	0.00	0.00	0.00	0.00
08/15/2006	11.57	0.00	0.00	0.00	0.00	0.00
09/15/2006	9.36	0.00	0.00	0.00	0.00	0.00
10/15/2006	7.16	0.00	0.00	0.00	0.00	0.00
11/15/2006	5.03	0.00	0.00	0.00	0.00	0.00
12/15/2006	2.92	0.00	0.00	0.00	0.00	0.00
01/15/2007	0.82	0.00	0.00	0.00	0.00	0.00
02/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2007	0.00	0.00	0.00	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

20

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	1.87	1.48	1.20	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.87	1.48	1.20	1.00	0.92	0.85

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

21

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2005	100.00	100.00	100.00	100.00	100.00	95.27
03/15/2005	100.00	100.00	100.00	100.00	100.00	88.48
04/15/2005	100.00	100.00	100.00	100.00	94.39	81.84
05/15/2005	100.00	100.00	100.00	100.00	88.25	75.35
06/15/2005	100.00	100.00	100.00	95.33	82.25	69.01
07/15/2005	100.00	100.00	100.00	89.78	76.39	62.84
08/15/2005	100.00	100.00	100.00	84.35	70.67	56.82
09/15/2005	100.00	100.00	100.00	79.04	65.09	50.97
10/15/2005	100.00	100.00	100.00	73.86	59.65	45.27
11/15/2005	100.00	100.00	97.19	68.80	54.36	39.75
12/15/2005	100.00	100.00	92.67	63.87	49.22	34.39
01/15/2006	100.00	100.00	88.24	59.06	44.22	29.21
02/15/2006	100.00	100.00	83.90	54.39	39.38	0.00
03/15/2006	100.00	100.00	79.65	49.85	34.69	0.00
04/15/2006	100.00	100.00	75.49	45.44	30.16	0.00
05/15/2006	100.00	100.00	71.42	41.17	0.00	0.00
06/15/2006	100.00	97.19	67.45	37.04	0.00	0.00
07/15/2006	100.00	93.43	63.57	33.05	0.00	0.00
08/15/2006	100.00	89.72	59.80	29.20	0.00	0.00
09/15/2006	100.00	86.07	56.11	0.00	0.00	0.00
10/15/2006	100.00	82.47	52.53	0.00	0.00	0.00
11/15/2006	100.00	79.01	49.11	0.00	0.00	0.00
12/15/2006	100.00	75.60	45.78	0.00	0.00	0.00
01/15/2007	100.00	72.27	42.56	0.00	0.00	0.00
02/15/2007	97.94	69.01	39.45	0.00	0.00	0.00
03/15/2007	94.54	65.80	36.44	0.00	0.00	0.00
04/15/2007	91.15	62.65	33.54	0.00	0.00	0.00
05/15/2007	87.77	59.56	30.74	0.00	0.00	0.00
06/15/2007	84.41	56.52	28.04	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

22

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	81.05	53.55	0.00	0.00	0.00	0.00
08/15/2007	77.71	50.63	0.00	0.00	0.00	0.00
09/15/2007	74.39	47.77	0.00	0.00	0.00	0.00
10/15/2007	71.07	44.98	0.00	0.00	0.00	0.00
11/15/2007	67.77	42.25	0.00	0.00	0.00	0.00
12/15/2007	64.48	39.58	0.00	0.00	0.00	0.00
01/15/2008	61.21	36.98	0.00	0.00	0.00	0.00
02/15/2008	57.95	34.44	0.00	0.00	0.00	0.00
03/15/2008	54.70	31.96	0.00	0.00	0.00	0.00
04/15/2008	51.62	29.64	0.00	0.00	0.00	0.00
05/15/2008	48.55	27.38	0.00	0.00	0.00	0.00
06/15/2008	45.49	0.00	0.00	0.00	0.00	0.00
07/15/2008	42.47	0.00	0.00	0.00	0.00	0.00
08/15/2008	39.50	0.00	0.00	0.00	0.00	0.00
09/15/2008	36.54	0.00	0.00	0.00	0.00	0.00
10/15/2008	33.59	0.00	0.00	0.00	0.00	0.00
11/15/2008	30.66	0.00	0.00	0.00	0.00	0.00
12/15/2008	27.75	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	4.92	4.26	3.48	2.82	2.56	2.34
Weighted Average Life to Maturity (years)(1)(2)	5.08	4.44	3.63	2.92	2.65	2.41

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

23

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	98.92	98.55	98.16	97.77	97.56	97.36
07/15/2003	97.85	97.11	96.34	95.56	95.15	94.75
08/15/2003	96.39	95.15	93.88	92.57	91.90	91.23
09/15/2003	94.92	93.20	91.43	89.62	88.69	87.76
10/15/2003	93.46	91.26	89.01	86.70	85.52	84.33
11/15/2003	92.00	89.34	86.61	83.81	82.39	80.94
12/15/2003	90.54	87.42	84.23	80.96	79.29	77.60
01/15/2004	89.09	85.52	81.88	78.14	76.24	74.31
02/15/2004	87.63	83.64	79.55	75.36	73.23	71.07
03/15/2004	86.18	81.76	77.24	72.61	70.26	67.87
04/15/2004	84.73	79.90	74.96	69.90	67.33	64.72
05/15/2004	83.28	78.05	72.70	67.23	64.44	61.62
06/15/2004	81.83	76.21	70.47	64.59	61.60	58.57
07/15/2004	80.38	74.39	68.26	61.99	58.80	55.57
08/15/2004	78.94	72.58	66.08	59.43	56.05	52.62
09/15/2004	77.49	70.79	63.93	56.91	53.34	49.73
10/15/2004	76.05	69.01	61.80	54.43	50.68	46.88
11/15/2004	74.61	67.24	59.70	51.99	48.06	44.09
12/15/2004	73.18	65.49	57.63	49.59	45.49	41.35
01/15/2005	71.74	63.75	55.59	47.23	42.97	38.67
02/15/2005	70.31	62.03	53.57	44.91	40.50	36.04
03/15/2005	68.88	60.33	51.58	42.63	38.08	33.47
04/15/2005	67.45	58.64	49.62	40.40	35.71	30.96
05/15/2005	66.03	56.96	47.69	38.21	33.39	28.51
06/15/2005	64.61	55.31	45.80	36.07	31.12	26.11
07/15/2005	63.19	53.66	43.93	33.97	28.90	23.77
08/15/2005	61.77	52.04	42.09	31.91	26.74	21.50
09/15/2005	60.36	50.43	40.28	29.90	24.62	19.28
10/15/2005	58.95	48.84	38.51	27.94	22.57	17.13
11/15/2005	57.54	47.27	36.77	26.03	20.57	15.04
12/15/2005	56.14	45.71	35.06	24.16	18.62	13.01
01/15/2006	54.73	44.18	33.38	22.35	16.73	11.05
02/15/2006	53.34	42.66	31.74	20.58	14.90	0.00
03/15/2006	51.94	41.16	30.13	18.86	13.12	0.00
04/15/2006	50.55	39.68	28.56	17.19	11.41	0.00
05/15/2006	49.16	38.21	27.02	15.58	0.00	0.00
06/15/2006	47.78	36.77	25.52	14.01	0.00	0.00
07/15/2006	46.40	35.35	24.05	12.50	0.00	0.00
08/15/2006	45.02	33.94	22.62	11.05	0.00	0.00
09/15/2006	43.65	32.56	21.23	0.00	0.00	0.00
10/15/2006	42.28	31.20	19.87	0.00	0.00	0.00
11/15/2006	40.96	29.89	18.58	0.00	0.00	0.00
12/15/2006	39.65	28.60	17.32	0.00	0.00	0.00
01/15/2007	38.34	27.34	16.10	0.00	0.00	0.00
02/15/2007	37.05	26.11	14.93	0.00	0.00	0.00
03/15/2007	35.77	24.89	13.79	0.00	0.00	0.00
04/15/2007	34.48	23.70	12.69	0.00	0.00	0.00
05/15/2007	33.21	22.53	11.63	0.00	0.00	0.00
06/15/2007	31.93	21.38	10.61	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

24

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	30.67	20.26	0.00	0.00	0.00	0.00
08/15/2007	29.40	19.15	0.00	0.00	0.00	0.00
09/15/2007	28.14	18.07	0.00	0.00	0.00	0.00
10/15/2007	26.89	17.02	0.00	0.00	0.00	0.00
11/15/2007	25.64	15.98	0.00	0.00	0.00	0.00
12/15/2007	24.40	14.97	0.00	0.00	0.00	0.00
01/15/2008	23.16	13.99	0.00	0.00	0.00	0.00
02/15/2008	21.92	13.03	0.00	0.00	0.00	0.00
03/15/2008	20.70	12.09	0.00	0.00	0.00	0.00
04/15/2008	19.53	11.21	0.00	0.00	0.00	0.00
05/15/2008	18.37	10.36	0.00	0.00	0.00	0.00
06/15/2008	17.21	0.00	0.00	0.00	0.00	0.00
07/15/2008	16.07	0.00	0.00	0.00	0.00	0.00
08/15/2008	14.94	0.00	0.00	0.00	0.00	0.00
09/15/2008	13.82	0.00	0.00	0.00	0.00	0.00
10/15/2008	12.71	0.00	0.00	0.00	0.00	0.00
11/15/2008	11.60	0.00	0.00	0.00	0.00	0.00
12/15/2008	10.50	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	3.02	2.53	2.06	1.69	1.54	1.42
Weighted Average Life to Maturity (years)(1)(2)	3.08	2.60	2.12	1.73	1.57	1.44

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

        The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

25

Computational Materials

Harley-Davidson Motorcycle Trust 2003-2
Issuer

Subject to Revision

Term Sheet dated May 12, 2003

$251,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$152,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$21,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.
Trust Depositor

Harley-Davidson Credit Corp.
Seller and Servicer

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2003-2. Neither BNP PARIBAS ("BNP PARIBAS") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

        The Information addresses only certain aspects of the applicable note's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BNP PARIBAS Syndicate Desk at (212) 841-3435.

Harley-Davidson Motorcycle Trust 2003-2
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated May 12, 2003

Trust	Harley-Davidson Motorcycle Trust 2003-2 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about May 20, 2003.
Terms of the Notes	The principal terms of the notes will be as described below:
Class	Aggregate Principal Amount	Interest Rates
Class A-1 notes		$251,000,000%
Class A-2 notes		$152,750,000%
Class B notes		$21,250,000%
The notes represent indebtedness of the trust secured by the assets of the trust.
Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is June 16, 2003.
Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

2

Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
From (including)	To (excluding)	Day Count Convention
15th day of prior month	15th day of current month	30/360
The first interest period will begin on and include the closing date and end on and exclude June 15, 2003.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
Class	Final Scheduled Payment Date
Class A-1 notes	January 2008 Payment Date
Class A-2 notes	February 2011 Payment Date
Class B notes	February 2011 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

3

Optional Redemption	The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:
• the aggregate outstanding principal balance of the contracts owned by the trust as of the closing date; and
• the initial amount on deposit in the pre-funding account.
The trust may redeem the notes in full upon the seller's exercise of its purchase option. The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
Mandatory Special Redemption
The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period in the event that any amount remains on deposit in the pre-funding account. The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Financial Services, Inc. and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
The trust's main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on May 6, 2003, the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

4

Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts. Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.
The last scheduled payment on the initial contract with the latest maturity will occur in May 2010.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than August 2010. However, an obligor can generally prepay its contract at any time without penalty.
COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
Aggregate Principal Balance	$309,124,002.80
Number of Contracts	22,122
Average Principal Balance	$13,973.60
Weighted Average Annual Percentage Rate (APR)	10.78%
(Range)	5.48% to 22.99%
Weighted Average Original Term (in months)	77.23
(Range)	12 to 84
Weighted Average Remaining Term (in months)	74.81
(Range)	3 to 84
GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)
State	Principal Balance Concentration
Texas	8.97%
California	8.44%
Florida	6.78%
No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.
Reserve Fund
On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payment on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

5

The initial balance of the reserve fund will be $3,091,240.03 (1.00% of the initial aggregate principal balance of the contracts). On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the principal balance of those subsequent contracts will be deposited into the reserve fund. The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) or (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Pre-Funding Account
On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $115,875,997.20 which will secure the trust depositor's obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust. The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller. The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in August 2003. Any amount remaining in the pre-funding account at the end of this funding period will be paid to the noteholders as described above in "Terms of the Notes—Mandatory Special Redemption."
Interest Reserve Account
On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay trustees' fees. In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust. After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

6

Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and/or Moody's Investors Service, Inc. as set forth below:
	Standard & Poor's	Moody's
Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class B	A	A1
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Trust Depositor
Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1% of the principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, as of the initial cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

7

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	to the noteholders, the amount of any mandatory special redemption;
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Terms of the Notes—Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and
	•	any remaining amounts to the trust depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

8

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and
	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
Class A notes:	•	subordination of the Class B notes
	•	reserve fund
	•	excess spread
Class B notes:	•	reserve fund
	•	excess spread
Material Federal Income Tax Consequences
Winston & Strawn, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

The trust, the owner trustee, the seller, the servicer, the trust depositor and the indenture trustee and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. "Tax treatment" and "tax structure" shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

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9

THE CONTRACTS

        The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

  •
  the last scheduled payment of each initial contract is due no later than May 2010, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than August 2010;

  •
  the first scheduled payment date of contracts representing approximately 96.78% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than May 2003 and the first scheduled payment date of remaining contracts representing approximately 3.22% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2003;

  •
  approximately 75.72% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 24.28% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  approximately 99.98% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.02% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all initial contracts have a contractual rate of interest of at least 5.48% per annum and not more than 22.99% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 10.78% per annum (see Table 1 below);

  •
  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 77.23 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 74.81 months (see Tables 2 and 3 below);

  •
  the average principal balance per initial contract as of the initial cutoff date was approximately $13,973.60 and the principal balances on the initial contracts as of the initial cutoff date ranged from $514.81 to $52,356.85 (see Table 4 below);

  •
  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 8.97% in Texas, 8.44% in California and 6.78% in Florida (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

        Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

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10

TABLE 1

DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
5. 0001 to 6.0000%	403	1.82%	$7,116,803.93	2.30%
6. 0001 to 7.0000%	1,066	4.82%	$17,699,502.14	5.73%
7. 0001 to 8.0000%	2,828	12.78%	$45,564,857.54	14.74%
8. 0001 to 9.0000%	3,442	15.56%	$52,611,558.34	17.02%
9. 0001 to 10.0000%	3,718	16.81%	$54,717,139.20	17.70%
10. 0001 to 11.0000%	2,218	10.03%	$29,848,960.21	9.66%
11. 0001 to 12.0000%	2,218	10.03%	$29,447,941.27	9.53%
12. 0001 to 13.0000%	1,904	8.61%	$21,818,365.97	7.06%
13. 0001 to 14.0000%	1,437	6.50%	$16,269,441.13	5.26%
14. 0001 to 15.0000%	666	3.01%	$6,854,484.91	2.22%
15. 0001 to 16.0000%	253	1.14%	$2,353,713.22	0.76%
16. 0001 to 17.0000%	110	0.50%	$956,880.10	0.31%
17. 0001 to 18.0000%	51	0.23%	$244,748.11	0.08%
18. 0001 to 19.0000%	65	0.29%	$821,264.89	0.27%
19. 0001 to 20.0000%	601	2.72%	$7,906,177.93	2.56%
20. 0001 to 21.0000%	504	2.28%	$7,003,460.25	2.27%
21. 0001 to 22.0000%	620	2.80%	$7,679,110.81	2.48%
22. 0001 to 23.0000%	18	0.08%	$209,592.85	0.07%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

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11

TABLE 2

DISTRIBUTION BY REMAINING TERM OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	430	1.94%	$743,025.08	0.24%
13 to 24	1,564	7.07%	$7,462,073.37	2.41%
25 to 36	600	2.71%	$5,024,053.64	1.63%
37 to 48	488	2.21%	$5,043,563.55	1.63%
49 to 60	1,159	5.24%	$14,745,196.85	4.77%
61 to 72	8,750	39.55%	$106,834,243.27	34.56%
73 to 84	9,131	41.28%	$169,271,847.04	54.76%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL
TERM TO MATURITY OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	3	0.01%	$12,453.90	0.00%
13 to 24	103	0.47%	$805,244.97	0.26%
25 to 36	306	1.38%	$2,587,099.25	0.84%
37 to 48	483	2.18%	$5,001,418.67	1.62%
49 to 60	1,425	6.44%	$15,179,813.12	4.91%
61 to 72	10,340	46.74%	$113,645,226.26	36.76%
73 to 84	9,462	42.77%	$171,892,746.63	55.61%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

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12

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
$1 to 5,000	1,765	7.98%	$5,697,246.16	1.84%
$5,001 to 10,000	4,799	21.69%	$37,293,145.10	12.06%
$10,001 to 15,000	5,179	23.41%	$64,907,141.47	21.00%
$15,001 to 20,000	6,723	30.39%	$117,921,284.36	38.15%
$20,001 to 25,000	3,081	13.93%	$67,417,400.57	21.81%
$25,001 to 30,000	493	2.23%	$13,215,706.75	4.28%
$30,001 to 35,000	72	0.33%	$2,290,884.03	0.74%
$35,001 to 40,000	9	0.04%	$328,837.51	0.11%
$50,001 to 55,000	1	0.00%	$52,356.85	0.02%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

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13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

STATE(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(2)
ALABAMA	314	1.42%	$4,426,971.66	1.43%
ALASKA	93	0.42%	$1,443,822.26	0.47%
ARIZONA	675	3.05%	$10,434,146.93	3.38%
ARKANSAS	107	0.48%	$1,510,354.18	0.49%
CALIFORNIA	1,842	8.33%	$26,092,455.49	8.44%
COLORADO	399	1.80%	$5,940,546.94	1.92%
CONNECTICUT	369	1.67%	$4,750,905.74	1.54%
DELAWARE	98	0.44%	$1,305,876.56	0.42%
DISTRICT OF COLUMBIA	3	0.01%	$28,492.47	0.01%
FLORIDA	1,469	6.64%	$20,962,795.39	6.78%
GEORGIA	735	3.32%	$11,407,663.04	3.69%
HAWAII	84	0.38%	$1,090,100.44	0.35%
IDAHO	88	0.40%	$1,319,902.59	0.43%
ILLINOIS	903	4.08%	$13,131,701.94	4.25%
INDIANA	609	2.75%	$8,372,556.10	2.71%
IOWA	346	1.56%	$4,953,962.35	1.60%
KANSAS	186	0.84%	$2,550,105.47	0.82%
KENTUCKY	274	1.24%	$3,685,182.99	1.19%
LOUISIANA	279	1.26%	$3,911,261.75	1.27%
MAINE	67	0.30%	$917,175.90	0.30%
MARYLAND	523	2.36%	$7,187,612.08	2.33%
MASSACHUSETTS	286	1.29%	$3,641,893.45	1.18%
MICHIGAN	669	3.02%	$9,694,586.93	3.14%
MINNESOTA	474	2.14%	$7,441,348.21	2.41%
MISSISSIPPI	99	0.45%	$1,352,240.05	0.44%
MISSOURI	449	2.03%	$6,523,706.78	2.11%
MONTANA	94	0.42%	$1,337,528.08	0.43%
NEBRASKA	118	0.53%	$1,569,979.84	0.51%
NEVADA	242	1.09%	$3,341,699.44	1.08%
NEW HAMPSHIRE	188	0.85%	$2,280,052.24	0.74%
NEW JERSEY	725	3.28%	$9,305,815.22	3.01%
NEW MEXICO	265	1.20%	$3,549,915.16	1.15%
NEW YORK	767	3.47%	$9,879,731.43	3.20%
NORTH CAROLINA	850	3.84%	$11,814,882.62	3.82%
NORTH DAKOTA	40	0.18%	$497,641.29	0.16%
OHIO	1,118	5.05%	$14,267,841.28	4.62%
OKLAHOMA	212	0.96%	$2,755,714.33	0.89%
OREGON	246	1.11%	$3,286,573.43	1.06%
PENNSYLVANIA	1,220	5.51%	$14,653,233.24	4.74%

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14

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(CONTINUED)

STATE(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(2)
RHODE ISLAND	53	0.24%	$723,118.07	0.23%
SOUTH CAROLINA	340	1.54%	$5,031,678.88	1.63%
SOUTH DAKOTA	80	0.36%	$932,817.26	0.30%
TENNESSEE	509	2.30%	$7,274,597.42	2.35%
TEXAS	1,824	8.25%	$27,739,683.04	8.97%
UTAH	84	0.38%	$1,190,163.77	0.39%
VERMONT	22	0.10%	$292,989.19	0.09%
VIRGINIA	551	2.49%	$7,420,415.66	2.40%
WASHINGTON	482	2.18%	$7,022,812.80	2.27%
WEST VIRGINIA	187	0.85%	$2,612,913.85	0.85%
WISCONSIN	332	1.50%	$4,455,930.88	1.44%
WYOMING	80	0.36%	$1,101,601.45	0.36%
OTHER(3)	53	0.24%	$707,305.24	0.23%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Based on billing addresses of obligors as of the initial cutoff date.

(2)
Percentages may not add to 100.00% because of rounding.

(3)
Includes U.S. Territories and military bases.

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15

Delinquency, Loan Loss and Repossession Information

        The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2002		2001		2000		1999		1998
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7
Period of Delinquency(2)
30-59 Days	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1
60-89 Days	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3	745	6,153.9
90 Days or more	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9	304	2,591.0

Total Delinquencies	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0

Total Delinquencies as a Percent of Total Portfolio	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%
	At March 31,
	2003		2002
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	212,834	$2,393,710.3	169,865	$1,820,937.4
Period of Delinquency(2)
30-59 Days	6,280	$64,882.0	4,124	$40,775.7
60-89 Days	2,192	22,874.3	997	9,866.3
90 Days or more	838	8,805.1	469	4,801.8

Total Delinquencies	9,310	$96,561.4	5,590	$55,443.8

Total Delinquencies as a Percent of Total Portfolio	4.37%	4.03%	3.29%	3.04%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

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16

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2002	2001	2000	1999	1998
Outstanding Balance of All Contracts Serviced(1)	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6	$653,836.0
Contract Liquidations(2)	2.15%	2.05%	1.75%	1.59%	1.54%
Net Losses:
Dollars(3)	$17,688.8	$13,905.6	$8,707.8	$5,875.0	$5,245.3
Percentage(4)	0.77%	0.83%	0.73%	0.64%	0.80%
	Three Months Ended March 31,
	2003	2002
Outstanding Balance of All Contracts Serviced(1)	$2,408,267.5	$1,829,066.5
Contract Liquidations(2)	2.56%	2.76%
Net Losses:
Dollars(3)	$6,250.5	$5,361.3
Percentage(4)	1.04%	1.17%

(1)
As of period end. Includes fees and expenses and contracts already in repossession.

(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)
As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

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17

Weighted Average Lives of the Notes

        The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

        The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict. The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust's interests in such contract. In such event the seller will be obligated to repurchase the contract from the trust depositor. In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts. Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts. Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

        Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model ("ABS") represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

        The information in the ABS Table was prepared on the assumption that:

  •
  the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

  •
  payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month with a first payment date of June 15, 2003);

  •
  the balance in the reserve fund on each payment date is the required amount described under "Reserve Fund";

  •
  the notes are purchased on an assumed closing date of May 20, 2003; and

  •
  the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

        The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

  Initial Contracts

Pool	Balance	APR	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
1	$8,406,216.79	9.581%	42	41	May 2003
2	15,179,813.12	9.660	60	58	May 2003
3	113,645,226.26	11.759	72	68	May 2003
4	171,892,746.63	10.298	84	82	May 2003

	$309,124,002.80

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18

  Subsequent Contracts

Pool	Balance	APR	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
5	$1,575,546.94	9.581%	42	42	July 2003
6	2,845,097.71	9.660	60	60	July 2003
7	21,300,115.49	11.759	72	72	July 2003
8	32,217,238.46	10.298	84	84	July 2003
9	1,575,546.94	9.581	42	41	July 2003
10	2,845,097.71	9.660	60	59	July 2003
11	21,300,115.49	11.759	72	71	July 2003
12	32,217,238.46	10.298	84	83	July 2003

	$115,875,997.20

        The hypothetical pools of the initial contracts each have an assumed cutoff date of May 1, 2003 and the hypothetical pools of the subsequent contracts each have an assumed cutoff date of July 1, 2003. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

        The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Table. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

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19

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	98.27	97.67	97.05	96.41	96.08	95.75
07/15/2003	96.54	95.35	94.12	92.85	92.21	91.55
08/15/2003	94.19	92.19	90.15	88.05	86.98	85.89
09/15/2003	91.84	89.06	86.22	83.30	81.81	80.30
10/15/2003	89.49	85.94	82.32	78.60	76.71	74.79
11/15/2003	87.14	82.85	78.46	73.96	71.67	69.35
12/15/2003	84.79	79.77	74.63	69.37	66.69	63.98
01/15/2004	82.45	76.71	70.85	64.84	61.78	58.68
02/15/2004	80.11	73.68	67.10	60.36	56.93	53.46
03/15/2004	77.77	70.66	63.39	55.94	52.15	48.32
04/15/2004	75.43	67.66	59.72	51.58	47.44	43.25
05/15/2004	73.10	64.69	56.09	47.28	42.80	38.27
06/15/2004	70.77	61.74	52.50	43.04	38.23	33.36
07/15/2004	68.44	58.81	48.95	38.86	33.73	28.53
08/15/2004	66.12	55.90	45.44	34.74	29.30	23.79
09/15/2004	63.80	53.01	41.98	30.69	24.94	19.13
10/15/2004	61.48	50.15	38.56	26.70	20.66	14.56
11/15/2004	59.16	47.31	35.18	22.77	16.46	10.07
12/15/2004	56.85	44.49	31.84	18.91	12.32	5.66
01/15/2005	54.55	41.70	28.56	15.11	8.27	1.35
02/15/2005	52.24	38.93	25.31	11.38	4.30	0.00
03/15/2005	49.94	36.18	22.12	7.72	0.40	0.00
04/15/2005	47.65	33.47	18.97	4.13	0.00	0.00
05/15/2005	45.36	30.77	15.86	0.61	0.00	0.00
06/15/2005	43.07	28.11	12.81	0.00	0.00	0.00
07/15/2005	40.79	25.47	9.80	0.00	0.00	0.00
08/15/2005	38.51	22.85	6.85	0.00	0.00	0.00
09/15/2005	36.23	20.27	3.94	0.00	0.00	0.00
10/15/2005	33.97	17.71	1.09	0.00	0.00	0.00
11/15/2005	31.70	15.18	0.00	0.00	0.00	0.00
12/15/2005	29.44	12.68	0.00	0.00	0.00	0.00
01/15/2006	27.19	10.20	0.00	0.00	0.00	0.00
02/15/2006	24.94	7.76	0.00	0.00	0.00	0.00
03/15/2006	22.70	5.35	0.00	0.00	0.00	0.00
04/15/2006	20.46	2.96	0.00	0.00	0.00	0.00
05/15/2006	18.23	0.61	0.00	0.00	0.00	0.00
06/15/2006	16.00	0.00	0.00	0.00	0.00	0.00
07/15/2006	13.78	0.00	0.00	0.00	0.00	0.00
08/15/2006	11.57	0.00	0.00	0.00	0.00	0.00
09/15/2006	9.36	0.00	0.00	0.00	0.00	0.00
10/15/2006	7.16	0.00	0.00	0.00	0.00	0.00
11/15/2006	5.03	0.00	0.00	0.00	0.00	0.00
12/15/2006	2.92	0.00	0.00	0.00	0.00	0.00
01/15/2007	0.82	0.00	0.00	0.00	0.00	0.00
02/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2007	0.00	0.00	0.00	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

20

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	1.87	1.48	1.20	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.87	1.48	1.20	1.00	0.92	0.85

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

21

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2005	100.00	100.00	100.00	100.00	100.00	95.27
03/15/2005	100.00	100.00	100.00	100.00	100.00	88.48
04/15/2005	100.00	100.00	100.00	100.00	94.39	81.84
05/15/2005	100.00	100.00	100.00	100.00	88.25	75.35
06/15/2005	100.00	100.00	100.00	95.33	82.25	69.01
07/15/2005	100.00	100.00	100.00	89.78	76.39	62.84
08/15/2005	100.00	100.00	100.00	84.35	70.67	56.82
09/15/2005	100.00	100.00	100.00	79.04	65.09	50.97
10/15/2005	100.00	100.00	100.00	73.86	59.65	45.27
11/15/2005	100.00	100.00	97.19	68.80	54.36	39.75
12/15/2005	100.00	100.00	92.67	63.87	49.22	34.39
01/15/2006	100.00	100.00	88.24	59.06	44.22	29.21
02/15/2006	100.00	100.00	83.90	54.39	39.38	0.00
03/15/2006	100.00	100.00	79.65	49.85	34.69	0.00
04/15/2006	100.00	100.00	75.49	45.44	30.16	0.00
05/15/2006	100.00	100.00	71.42	41.17	0.00	0.00
06/15/2006	100.00	97.19	67.45	37.04	0.00	0.00
07/15/2006	100.00	93.43	63.57	33.05	0.00	0.00
08/15/2006	100.00	89.72	59.80	29.20	0.00	0.00
09/15/2006	100.00	86.07	56.11	0.00	0.00	0.00
10/15/2006	100.00	82.47	52.53	0.00	0.00	0.00
11/15/2006	100.00	79.01	49.11	0.00	0.00	0.00
12/15/2006	100.00	75.60	45.78	0.00	0.00	0.00
01/15/2007	100.00	72.27	42.56	0.00	0.00	0.00
02/15/2007	97.94	69.01	39.45	0.00	0.00	0.00
03/15/2007	94.54	65.80	36.44	0.00	0.00	0.00
04/15/2007	91.15	62.65	33.54	0.00	0.00	0.00
05/15/2007	87.77	59.56	30.74	0.00	0.00	0.00
06/15/2007	84.41	56.52	28.04	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

22

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	81.05	53.55	0.00	0.00	0.00	0.00
08/15/2007	77.71	50.63	0.00	0.00	0.00	0.00
09/15/2007	74.39	47.77	0.00	0.00	0.00	0.00
10/15/2007	71.07	44.98	0.00	0.00	0.00	0.00
11/15/2007	67.77	42.25	0.00	0.00	0.00	0.00
12/15/2007	64.48	39.58	0.00	0.00	0.00	0.00
01/15/2008	61.21	36.98	0.00	0.00	0.00	0.00
02/15/2008	57.95	34.44	0.00	0.00	0.00	0.00
03/15/2008	54.70	31.96	0.00	0.00	0.00	0.00
04/15/2008	51.62	29.64	0.00	0.00	0.00	0.00
05/15/2008	48.55	27.38	0.00	0.00	0.00	0.00
06/15/2008	45.49	0.00	0.00	0.00	0.00	0.00
07/15/2008	42.47	0.00	0.00	0.00	0.00	0.00
08/15/2008	39.50	0.00	0.00	0.00	0.00	0.00
09/15/2008	36.54	0.00	0.00	0.00	0.00	0.00
10/15/2008	33.59	0.00	0.00	0.00	0.00	0.00
11/15/2008	30.66	0.00	0.00	0.00	0.00	0.00
12/15/2008	27.75	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	4.92	4.26	3.48	2.82	2.56	2.34
Weighted Average Life to Maturity (years)(1)(2)	5.08	4.44	3.63	2.92	2.65	2.41

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

23

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	98.92	98.55	98.16	97.77	97.56	97.36
07/15/2003	97.85	97.11	96.34	95.56	95.15	94.75
08/15/2003	96.39	95.15	93.88	92.57	91.90	91.23
09/15/2003	94.92	93.20	91.43	89.62	88.69	87.76
10/15/2003	93.46	91.26	89.01	86.70	85.52	84.33
11/15/2003	92.00	89.34	86.61	83.81	82.39	80.94
12/15/2003	90.54	87.42	84.23	80.96	79.29	77.60
01/15/2004	89.09	85.52	81.88	78.14	76.24	74.31
02/15/2004	87.63	83.64	79.55	75.36	73.23	71.07
03/15/2004	86.18	81.76	77.24	72.61	70.26	67.87
04/15/2004	84.73	79.90	74.96	69.90	67.33	64.72
05/15/2004	83.28	78.05	72.70	67.23	64.44	61.62
06/15/2004	81.83	76.21	70.47	64.59	61.60	58.57
07/15/2004	80.38	74.39	68.26	61.99	58.80	55.57
08/15/2004	78.94	72.58	66.08	59.43	56.05	52.62
09/15/2004	77.49	70.79	63.93	56.91	53.34	49.73
10/15/2004	76.05	69.01	61.80	54.43	50.68	46.88
11/15/2004	74.61	67.24	59.70	51.99	48.06	44.09
12/15/2004	73.18	65.49	57.63	49.59	45.49	41.35
01/15/2005	71.74	63.75	55.59	47.23	42.97	38.67
02/15/2005	70.31	62.03	53.57	44.91	40.50	36.04
03/15/2005	68.88	60.33	51.58	42.63	38.08	33.47
04/15/2005	67.45	58.64	49.62	40.40	35.71	30.96
05/15/2005	66.03	56.96	47.69	38.21	33.39	28.51
06/15/2005	64.61	55.31	45.80	36.07	31.12	26.11
07/15/2005	63.19	53.66	43.93	33.97	28.90	23.77
08/15/2005	61.77	52.04	42.09	31.91	26.74	21.50
09/15/2005	60.36	50.43	40.28	29.90	24.62	19.28
10/15/2005	58.95	48.84	38.51	27.94	22.57	17.13
11/15/2005	57.54	47.27	36.77	26.03	20.57	15.04
12/15/2005	56.14	45.71	35.06	24.16	18.62	13.01
01/15/2006	54.73	44.18	33.38	22.35	16.73	11.05
02/15/2006	53.34	42.66	31.74	20.58	14.90	0.00
03/15/2006	51.94	41.16	30.13	18.86	13.12	0.00
04/15/2006	50.55	39.68	28.56	17.19	11.41	0.00
05/15/2006	49.16	38.21	27.02	15.58	0.00	0.00
06/15/2006	47.78	36.77	25.52	14.01	0.00	0.00
07/15/2006	46.40	35.35	24.05	12.50	0.00	0.00
08/15/2006	45.02	33.94	22.62	11.05	0.00	0.00
09/15/2006	43.65	32.56	21.23	0.00	0.00	0.00
10/15/2006	42.28	31.20	19.87	0.00	0.00	0.00
11/15/2006	40.96	29.89	18.58	0.00	0.00	0.00
12/15/2006	39.65	28.60	17.32	0.00	0.00	0.00
01/15/2007	38.34	27.34	16.10	0.00	0.00	0.00
02/15/2007	37.05	26.11	14.93	0.00	0.00	0.00
03/15/2007	35.77	24.89	13.79	0.00	0.00	0.00
04/15/2007	34.48	23.70	12.69	0.00	0.00	0.00
05/15/2007	33.21	22.53	11.63	0.00	0.00	0.00
06/15/2007	31.93	21.38	10.61	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

24

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	30.67	20.26	0.00	0.00	0.00	0.00
08/15/2007	29.40	19.15	0.00	0.00	0.00	0.00
09/15/2007	28.14	18.07	0.00	0.00	0.00	0.00
10/15/2007	26.89	17.02	0.00	0.00	0.00	0.00
11/15/2007	25.64	15.98	0.00	0.00	0.00	0.00
12/15/2007	24.40	14.97	0.00	0.00	0.00	0.00
01/15/2008	23.16	13.99	0.00	0.00	0.00	0.00
02/15/2008	21.92	13.03	0.00	0.00	0.00	0.00
03/15/2008	20.70	12.09	0.00	0.00	0.00	0.00
04/15/2008	19.53	11.21	0.00	0.00	0.00	0.00
05/15/2008	18.37	10.36	0.00	0.00	0.00	0.00
06/15/2008	17.21	0.00	0.00	0.00	0.00	0.00
07/15/2008	16.07	0.00	0.00	0.00	0.00	0.00
08/15/2008	14.94	0.00	0.00	0.00	0.00	0.00
09/15/2008	13.82	0.00	0.00	0.00	0.00	0.00
10/15/2008	12.71	0.00	0.00	0.00	0.00	0.00
11/15/2008	11.60	0.00	0.00	0.00	0.00	0.00
12/15/2008	10.50	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	3.02	2.53	2.06	1.69	1.54	1.42
Weighted Average Life to Maturity (years)(1)(2)	3.08	2.60	2.12	1.73	1.57	1.44

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

        The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your BNP PARIBAS Sales Representative immediately.

25

Computational Materials

Harley-Davidson Motorcycle Trust 2003-2
Issuer

Subject to Revision

Term Sheet dated May 12, 2003

$251,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$152,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$21,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.
Trust Depositor

Harley-Davidson Credit Corp.
Seller and Servicer

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2003-2. Neither Banc One Capital Markets, Inc. ("Banc One Capital Markets") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

        The Information addresses only certain aspects of the applicable note's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Banc One Capital Markets Syndicate Desk at (312) 732-7885.

Harley-Davidson Motorcycle Trust 2003-2
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated May 12, 2003

Trust	Harley-Davidson Motorcycle Trust 2003-2 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about May 20, 2003.
Terms of the Notes	The principal terms of the notes will be as described below:
Class	Aggregate Principal Amount	Interest Rates
Class A-1 notes		$251,000,000%
Class A-2 notes		$152,750,000%
Class B notes		$21,250,000%
The notes represent indebtedness of the trust secured by the assets of the trust.
Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is June 16, 2003.
Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
From (including)	To (excluding)	Day Count Convention
15th day of prior month	15th day of current month	30/360
The first interest period will begin on and include the closing date and end on and exclude June 15, 2003.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
Class	Final Scheduled Payment Date
Class A-1 notes	January 2008 Payment Date
Class A-2 notes	February 2011 Payment Date
Class B notes	February 2011 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Optional Redemption	The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:
• the aggregate outstanding principal balance of the contracts owned by the trust as of the closing date; and
• the initial amount on deposit in the pre-funding account.
The trust may redeem the notes in full upon the seller's exercise of its purchase option. The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
Mandatory Special Redemption
The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period in the event that any amount remains on deposit in the pre-funding account. The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Financial Services, Inc. and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
The trust's main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on May 6, 2003, the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts. Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.
The last scheduled payment on the initial contract with the latest maturity will occur in May 2010.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than August 2010. However, an obligor can generally prepay its contract at any time without penalty.
COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
Aggregate Principal Balance	$309,124,002.80
Number of Contracts	22,122
Average Principal Balance	$13,973.60
Weighted Average Annual Percentage Rate (APR)	10.78%
(Range)	5.48% to 22.99%
Weighted Average Original Term (in months)	77.23
(Range)	12 to 84
Weighted Average Remaining Term (in months)	74.81
(Range)	3 to 84
GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)
State	Principal Balance Concentration
Texas	8.97%
California	8.44%
Florida	6.78%
No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.
Reserve Fund
On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payment on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

The initial balance of the reserve fund will be $3,091,240.03 (1.00% of the initial aggregate principal balance of the contracts). On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the principal balance of those subsequent contracts will be deposited into the reserve fund. The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) or (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Pre-Funding Account
On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $115,875,997.20 which will secure the trust depositor's obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust. The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller. The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in August 2003. Any amount remaining in the pre-funding account at the end of this funding period will be paid to the noteholders as described above in "Terms of the Notes—Mandatory Special Redemption."
Interest Reserve Account
On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay trustees' fees. In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust. After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and/or Moody's Investors Service, Inc. as set forth below:
	Standard & Poor's	Moody's
Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class B	A	A1
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Trust Depositor
Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1% of the principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, as of the initial cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	to the noteholders, the amount of any mandatory special redemption;
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Terms of the Notes—Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and
	•	any remaining amounts to the trust depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and
	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
Class A notes:	•	subordination of the Class B notes
	•	reserve fund
	•	excess spread
Class B notes:	•	reserve fund
	•	excess spread
Material Federal Income Tax Consequences
Winston & Strawn, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

The trust, the owner trustee, the seller, the servicer, the trust depositor and the indenture trustee and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. "Tax treatment" and "tax structure" shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

THE CONTRACTS

        The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

  •
  the last scheduled payment of each initial contract is due no later than May 2010, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than August 2010;

  •
  the first scheduled payment date of contracts representing approximately 96.78% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than May 2003 and the first scheduled payment date of remaining contracts representing approximately 3.22% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2003;

  •
  approximately 75.72% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 24.28% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  approximately 99.98% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.02% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all initial contracts have a contractual rate of interest of at least 5.48% per annum and not more than 22.99% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 10.78% per annum (see Table 1 below);

  •
  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 77.23 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 74.81 months (see Tables 2 and 3 below);

  •
  the average principal balance per initial contract as of the initial cutoff date was approximately $13,973.60 and the principal balances on the initial contracts as of the initial cutoff date ranged from $514.81 to $52,356.85 (see Table 4 below);

  •
  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 8.97% in Texas, 8.44% in California and 6.78% in Florida (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

        Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

TABLE 1

DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
5. 0001 to 6.0000%	403	1.82%	$7,116,803.93	2.30%
6. 0001 to 7.0000%	1,066	4.82%	$17,699,502.14	5.73%
7. 0001 to 8.0000%	2,828	12.78%	$45,564,857.54	14.74%
8. 0001 to 9.0000%	3,442	15.56%	$52,611,558.34	17.02%
9. 0001 to 10.0000%	3,718	16.81%	$54,717,139.20	17.70%
10. 0001 to 11.0000%	2,218	10.03%	$29,848,960.21	9.66%
11. 0001 to 12.0000%	2,218	10.03%	$29,447,941.27	9.53%
12. 0001 to 13.0000%	1,904	8.61%	$21,818,365.97	7.06%
13. 0001 to 14.0000%	1,437	6.50%	$16,269,441.13	5.26%
14. 0001 to 15.0000%	666	3.01%	$6,854,484.91	2.22%
15. 0001 to 16.0000%	253	1.14%	$2,353,713.22	0.76%
16. 0001 to 17.0000%	110	0.50%	$956,880.10	0.31%
17. 0001 to 18.0000%	51	0.23%	$244,748.11	0.08%
18. 0001 to 19.0000%	65	0.29%	$821,264.89	0.27%
19. 0001 to 20.0000%	601	2.72%	$7,906,177.93	2.56%
20. 0001 to 21.0000%	504	2.28%	$7,003,460.25	2.27%
21. 0001 to 22.0000%	620	2.80%	$7,679,110.81	2.48%
22. 0001 to 23.0000%	18	0.08%	$209,592.85	0.07%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

TABLE 2

DISTRIBUTION BY REMAINING TERM OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	430	1.94%	$743,025.08	0.24%
13 to 24	1,564	7.07%	$7,462,073.37	2.41%
25 to 36	600	2.71%	$5,024,053.64	1.63%
37 to 48	488	2.21%	$5,043,563.55	1.63%
49 to 60	1,159	5.24%	$14,745,196.85	4.77%
61 to 72	8,750	39.55%	$106,834,243.27	34.56%
73 to 84	9,131	41.28%	$169,271,847.04	54.76%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL
TERM TO MATURITY OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	3	0.01%	$12,453.90	0.00%
13 to 24	103	0.47%	$805,244.97	0.26%
25 to 36	306	1.38%	$2,587,099.25	0.84%
37 to 48	483	2.18%	$5,001,418.67	1.62%
49 to 60	1,425	6.44%	$15,179,813.12	4.91%
61 to 72	10,340	46.74%	$113,645,226.26	36.76%
73 to 84	9,462	42.77%	$171,892,746.63	55.61%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
$1 to 5,000	1,765	7.98%	$5,697,246.16	1.84%
$5,001 to 10,000	4,799	21.69%	$37,293,145.10	12.06%
$10,001 to 15,000	5,179	23.41%	$64,907,141.47	21.00%
$15,001 to 20,000	6,723	30.39%	$117,921,284.36	38.15%
$20,001 to 25,000	3,081	13.93%	$67,417,400.57	21.81%
$25,001 to 30,000	493	2.23%	$13,215,706.75	4.28%
$30,001 to 35,000	72	0.33%	$2,290,884.03	0.74%
$35,001 to 40,000	9	0.04%	$328,837.51	0.11%
$50,001 to 55,000	1	0.00%	$52,356.85	0.02%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

STATE(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(2)
ALABAMA	314	1.42%	$4,426,971.66	1.43%
ALASKA	93	0.42%	$1,443,822.26	0.47%
ARIZONA	675	3.05%	$10,434,146.93	3.38%
ARKANSAS	107	0.48%	$1,510,354.18	0.49%
CALIFORNIA	1,842	8.33%	$26,092,455.49	8.44%
COLORADO	399	1.80%	$5,940,546.94	1.92%
CONNECTICUT	369	1.67%	$4,750,905.74	1.54%
DELAWARE	98	0.44%	$1,305,876.56	0.42%
DISTRICT OF COLUMBIA	3	0.01%	$28,492.47	0.01%
FLORIDA	1,469	6.64%	$20,962,795.39	6.78%
GEORGIA	735	3.32%	$11,407,663.04	3.69%
HAWAII	84	0.38%	$1,090,100.44	0.35%
IDAHO	88	0.40%	$1,319,902.59	0.43%
ILLINOIS	903	4.08%	$13,131,701.94	4.25%
INDIANA	609	2.75%	$8,372,556.10	2.71%
IOWA	346	1.56%	$4,953,962.35	1.60%
KANSAS	186	0.84%	$2,550,105.47	0.82%
KENTUCKY	274	1.24%	$3,685,182.99	1.19%
LOUISIANA	279	1.26%	$3,911,261.75	1.27%
MAINE	67	0.30%	$917,175.90	0.30%
MARYLAND	523	2.36%	$7,187,612.08	2.33%
MASSACHUSETTS	286	1.29%	$3,641,893.45	1.18%
MICHIGAN	669	3.02%	$9,694,586.93	3.14%
MINNESOTA	474	2.14%	$7,441,348.21	2.41%
MISSISSIPPI	99	0.45%	$1,352,240.05	0.44%
MISSOURI	449	2.03%	$6,523,706.78	2.11%
MONTANA	94	0.42%	$1,337,528.08	0.43%
NEBRASKA	118	0.53%	$1,569,979.84	0.51%
NEVADA	242	1.09%	$3,341,699.44	1.08%
NEW HAMPSHIRE	188	0.85%	$2,280,052.24	0.74%
NEW JERSEY	725	3.28%	$9,305,815.22	3.01%
NEW MEXICO	265	1.20%	$3,549,915.16	1.15%
NEW YORK	767	3.47%	$9,879,731.43	3.20%
NORTH CAROLINA	850	3.84%	$11,814,882.62	3.82%
NORTH DAKOTA	40	0.18%	$497,641.29	0.16%
OHIO	1,118	5.05%	$14,267,841.28	4.62%
OKLAHOMA	212	0.96%	$2,755,714.33	0.89%
OREGON	246	1.11%	$3,286,573.43	1.06%
PENNSYLVANIA	1,220	5.51%	$14,653,233.24	4.74%

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(CONTINUED)

STATE(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(2)
RHODE ISLAND	53	0.24%	$723,118.07	0.23%
SOUTH CAROLINA	340	1.54%	$5,031,678.88	1.63%
SOUTH DAKOTA	80	0.36%	$932,817.26	0.30%
TENNESSEE	509	2.30%	$7,274,597.42	2.35%
TEXAS	1,824	8.25%	$27,739,683.04	8.97%
UTAH	84	0.38%	$1,190,163.77	0.39%
VERMONT	22	0.10%	$292,989.19	0.09%
VIRGINIA	551	2.49%	$7,420,415.66	2.40%
WASHINGTON	482	2.18%	$7,022,812.80	2.27%
WEST VIRGINIA	187	0.85%	$2,612,913.85	0.85%
WISCONSIN	332	1.50%	$4,455,930.88	1.44%
WYOMING	80	0.36%	$1,101,601.45	0.36%
OTHER(3)	53	0.24%	$707,305.24	0.23%

TOTALS:	22,122	100.00%	$309,124,002.80	100.00%

(1)
Based on billing addresses of obligors as of the initial cutoff date.

(2)
Percentages may not add to 100.00% because of rounding.

(3)
Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Delinquency, Loan Loss and Repossession Information

        The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2002		2001		2000		1999		1998
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7
Period of Delinquency(2)
30-59 Days	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1
60-89 Days	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3	745	6,153.9
90 Days or more	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9	304	2,591.0

Total Delinquencies	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0

Total Delinquencies as a Percent of Total Portfolio	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%
	At March 31,
	2003		2002
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	212,834	$2,393,710.3	169,865	$1,820,937.4
Period of Delinquency(2)
30-59 Days	6,280	$64,882.0	4,124	$40,775.7
60-89 Days	2,192	22,874.3	997	9,866.3
90 Days or more	838	8,805.1	469	4,801.8

Total Delinquencies	9,310	$96,561.4	5,590	$55,443.8

Total Delinquencies as a Percent of Total Portfolio	4.37%	4.03%	3.29%	3.04%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2002	2001	2000	1999	1998
Outstanding Balance of All Contracts Serviced(1)	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6	$653,836.0
Contract Liquidations(2)	2.15%	2.05%	1.75%	1.59%	1.54%
Net Losses:
Dollars(3)	$17,688.8	$13,905.6	$8,707.8	$5,875.0	$5,245.3
Percentage(4)	0.77%	0.83%	0.73%	0.64%	0.80%
	Three Months Ended March 31,
	2003	2002
Outstanding Balance of All Contracts Serviced(1)	$2,408,267.5	$1,829,066.5
Contract Liquidations(2)	2.56%	2.76%
Net Losses:
Dollars(3)	$6,250.5	$5,361.3
Percentage(4)	1.04%	1.17%

(1)
As of period end. Includes fees and expenses and contracts already in repossession.

(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)
As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

Weighted Average Lives of the Notes

        The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

        The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict. The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust's interests in such contract. In such event the seller will be obligated to repurchase the contract from the trust depositor. In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts. Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts. Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

        Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model ("ABS") represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

        The information in the ABS Table was prepared on the assumption that:

  •
  the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

  •
  payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month with a first payment date of June 15, 2003);

  •
  the balance in the reserve fund on each payment date is the required amount described under "Reserve Fund";

  •
  the notes are purchased on an assumed closing date of May 20, 2003; and

  •
  the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

        The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

  Initial Contracts

Pool	Balance	APR	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
1	$8,406,216.79	9.581%	42	41	May 2003
2	15,179,813.12	9.660	60	58	May 2003
3	113,645,226.26	11.759	72	68	May 2003
4	171,892,746.63	10.298	84	82	May 2003

	$309,124,002.80

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

  Subsequent Contracts

Pool	Balance	APR	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
5	$1,575,546.94	9.581%	42	42	July 2003
6	2,845,097.71	9.660	60	60	July 2003
7	21,300,115.49	11.759	72	72	July 2003
8	32,217,238.46	10.298	84	84	July 2003
9	1,575,546.94	9.581	42	41	July 2003
10	2,845,097.71	9.660	60	59	July 2003
11	21,300,115.49	11.759	72	71	July 2003
12	32,217,238.46	10.298	84	83	July 2003

	$115,875,997.20

        The hypothetical pools of the initial contracts each have an assumed cutoff date of May 1, 2003 and the hypothetical pools of the subsequent contracts each have an assumed cutoff date of July 1, 2003. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

        The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Table. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	98.27	97.67	97.05	96.41	96.08	95.75
07/15/2003	96.54	95.35	94.12	92.85	92.21	91.55
08/15/2003	94.19	92.19	90.15	88.05	86.98	85.89
09/15/2003	91.84	89.06	86.22	83.30	81.81	80.30
10/15/2003	89.49	85.94	82.32	78.60	76.71	74.79
11/15/2003	87.14	82.85	78.46	73.96	71.67	69.35
12/15/2003	84.79	79.77	74.63	69.37	66.69	63.98
01/15/2004	82.45	76.71	70.85	64.84	61.78	58.68
02/15/2004	80.11	73.68	67.10	60.36	56.93	53.46
03/15/2004	77.77	70.66	63.39	55.94	52.15	48.32
04/15/2004	75.43	67.66	59.72	51.58	47.44	43.25
05/15/2004	73.10	64.69	56.09	47.28	42.80	38.27
06/15/2004	70.77	61.74	52.50	43.04	38.23	33.36
07/15/2004	68.44	58.81	48.95	38.86	33.73	28.53
08/15/2004	66.12	55.90	45.44	34.74	29.30	23.79
09/15/2004	63.80	53.01	41.98	30.69	24.94	19.13
10/15/2004	61.48	50.15	38.56	26.70	20.66	14.56
11/15/2004	59.16	47.31	35.18	22.77	16.46	10.07
12/15/2004	56.85	44.49	31.84	18.91	12.32	5.66
01/15/2005	54.55	41.70	28.56	15.11	8.27	1.35
02/15/2005	52.24	38.93	25.31	11.38	4.30	0.00
03/15/2005	49.94	36.18	22.12	7.72	0.40	0.00
04/15/2005	47.65	33.47	18.97	4.13	0.00	0.00
05/15/2005	45.36	30.77	15.86	0.61	0.00	0.00
06/15/2005	43.07	28.11	12.81	0.00	0.00	0.00
07/15/2005	40.79	25.47	9.80	0.00	0.00	0.00
08/15/2005	38.51	22.85	6.85	0.00	0.00	0.00
09/15/2005	36.23	20.27	3.94	0.00	0.00	0.00
10/15/2005	33.97	17.71	1.09	0.00	0.00	0.00
11/15/2005	31.70	15.18	0.00	0.00	0.00	0.00
12/15/2005	29.44	12.68	0.00	0.00	0.00	0.00
01/15/2006	27.19	10.20	0.00	0.00	0.00	0.00
02/15/2006	24.94	7.76	0.00	0.00	0.00	0.00
03/15/2006	22.70	5.35	0.00	0.00	0.00	0.00
04/15/2006	20.46	2.96	0.00	0.00	0.00	0.00
05/15/2006	18.23	0.61	0.00	0.00	0.00	0.00
06/15/2006	16.00	0.00	0.00	0.00	0.00	0.00
07/15/2006	13.78	0.00	0.00	0.00	0.00	0.00
08/15/2006	11.57	0.00	0.00	0.00	0.00	0.00
09/15/2006	9.36	0.00	0.00	0.00	0.00	0.00
10/15/2006	7.16	0.00	0.00	0.00	0.00	0.00
11/15/2006	5.03	0.00	0.00	0.00	0.00	0.00
12/15/2006	2.92	0.00	0.00	0.00	0.00	0.00
01/15/2007	0.82	0.00	0.00	0.00	0.00	0.00
02/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2007	0.00	0.00	0.00	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2008	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	1.87	1.48	1.20	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.87	1.48	1.20	1.00	0.92	0.85

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2005	100.00	100.00	100.00	100.00	100.00	95.27
03/15/2005	100.00	100.00	100.00	100.00	100.00	88.48
04/15/2005	100.00	100.00	100.00	100.00	94.39	81.84
05/15/2005	100.00	100.00	100.00	100.00	88.25	75.35
06/15/2005	100.00	100.00	100.00	95.33	82.25	69.01
07/15/2005	100.00	100.00	100.00	89.78	76.39	62.84
08/15/2005	100.00	100.00	100.00	84.35	70.67	56.82
09/15/2005	100.00	100.00	100.00	79.04	65.09	50.97
10/15/2005	100.00	100.00	100.00	73.86	59.65	45.27
11/15/2005	100.00	100.00	97.19	68.80	54.36	39.75
12/15/2005	100.00	100.00	92.67	63.87	49.22	34.39
01/15/2006	100.00	100.00	88.24	59.06	44.22	29.21
02/15/2006	100.00	100.00	83.90	54.39	39.38	0.00
03/15/2006	100.00	100.00	79.65	49.85	34.69	0.00
04/15/2006	100.00	100.00	75.49	45.44	30.16	0.00
05/15/2006	100.00	100.00	71.42	41.17	0.00	0.00
06/15/2006	100.00	97.19	67.45	37.04	0.00	0.00
07/15/2006	100.00	93.43	63.57	33.05	0.00	0.00
08/15/2006	100.00	89.72	59.80	29.20	0.00	0.00
09/15/2006	100.00	86.07	56.11	0.00	0.00	0.00
10/15/2006	100.00	82.47	52.53	0.00	0.00	0.00
11/15/2006	100.00	79.01	49.11	0.00	0.00	0.00
12/15/2006	100.00	75.60	45.78	0.00	0.00	0.00
01/15/2007	100.00	72.27	42.56	0.00	0.00	0.00
02/15/2007	97.94	69.01	39.45	0.00	0.00	0.00
03/15/2007	94.54	65.80	36.44	0.00	0.00	0.00
04/15/2007	91.15	62.65	33.54	0.00	0.00	0.00
05/15/2007	87.77	59.56	30.74	0.00	0.00	0.00
06/15/2007	84.41	56.52	28.04	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	81.05	53.55	0.00	0.00	0.00	0.00
08/15/2007	77.71	50.63	0.00	0.00	0.00	0.00
09/15/2007	74.39	47.77	0.00	0.00	0.00	0.00
10/15/2007	71.07	44.98	0.00	0.00	0.00	0.00
11/15/2007	67.77	42.25	0.00	0.00	0.00	0.00
12/15/2007	64.48	39.58	0.00	0.00	0.00	0.00
01/15/2008	61.21	36.98	0.00	0.00	0.00	0.00
02/15/2008	57.95	34.44	0.00	0.00	0.00	0.00
03/15/2008	54.70	31.96	0.00	0.00	0.00	0.00
04/15/2008	51.62	29.64	0.00	0.00	0.00	0.00
05/15/2008	48.55	27.38	0.00	0.00	0.00	0.00
06/15/2008	45.49	0.00	0.00	0.00	0.00	0.00
07/15/2008	42.47	0.00	0.00	0.00	0.00	0.00
08/15/2008	39.50	0.00	0.00	0.00	0.00	0.00
09/15/2008	36.54	0.00	0.00	0.00	0.00	0.00
10/15/2008	33.59	0.00	0.00	0.00	0.00	0.00
11/15/2008	30.66	0.00	0.00	0.00	0.00	0.00
12/15/2008	27.75	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	4.92	4.26	3.48	2.82	2.56	2.34
Weighted Average Life to Maturity (years)(1)(2)	5.08	4.44	3.63	2.92	2.65	2.41

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
05/20/2003	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2003	98.92	98.55	98.16	97.77	97.56	97.36
07/15/2003	97.85	97.11	96.34	95.56	95.15	94.75
08/15/2003	96.39	95.15	93.88	92.57	91.90	91.23
09/15/2003	94.92	93.20	91.43	89.62	88.69	87.76
10/15/2003	93.46	91.26	89.01	86.70	85.52	84.33
11/15/2003	92.00	89.34	86.61	83.81	82.39	80.94
12/15/2003	90.54	87.42	84.23	80.96	79.29	77.60
01/15/2004	89.09	85.52	81.88	78.14	76.24	74.31
02/15/2004	87.63	83.64	79.55	75.36	73.23	71.07
03/15/2004	86.18	81.76	77.24	72.61	70.26	67.87
04/15/2004	84.73	79.90	74.96	69.90	67.33	64.72
05/15/2004	83.28	78.05	72.70	67.23	64.44	61.62
06/15/2004	81.83	76.21	70.47	64.59	61.60	58.57
07/15/2004	80.38	74.39	68.26	61.99	58.80	55.57
08/15/2004	78.94	72.58	66.08	59.43	56.05	52.62
09/15/2004	77.49	70.79	63.93	56.91	53.34	49.73
10/15/2004	76.05	69.01	61.80	54.43	50.68	46.88
11/15/2004	74.61	67.24	59.70	51.99	48.06	44.09
12/15/2004	73.18	65.49	57.63	49.59	45.49	41.35
01/15/2005	71.74	63.75	55.59	47.23	42.97	38.67
02/15/2005	70.31	62.03	53.57	44.91	40.50	36.04
03/15/2005	68.88	60.33	51.58	42.63	38.08	33.47
04/15/2005	67.45	58.64	49.62	40.40	35.71	30.96
05/15/2005	66.03	56.96	47.69	38.21	33.39	28.51
06/15/2005	64.61	55.31	45.80	36.07	31.12	26.11
07/15/2005	63.19	53.66	43.93	33.97	28.90	23.77
08/15/2005	61.77	52.04	42.09	31.91	26.74	21.50
09/15/2005	60.36	50.43	40.28	29.90	24.62	19.28
10/15/2005	58.95	48.84	38.51	27.94	22.57	17.13
11/15/2005	57.54	47.27	36.77	26.03	20.57	15.04
12/15/2005	56.14	45.71	35.06	24.16	18.62	13.01
01/15/2006	54.73	44.18	33.38	22.35	16.73	11.05
02/15/2006	53.34	42.66	31.74	20.58	14.90	0.00
03/15/2006	51.94	41.16	30.13	18.86	13.12	0.00
04/15/2006	50.55	39.68	28.56	17.19	11.41	0.00
05/15/2006	49.16	38.21	27.02	15.58	0.00	0.00
06/15/2006	47.78	36.77	25.52	14.01	0.00	0.00
07/15/2006	46.40	35.35	24.05	12.50	0.00	0.00
08/15/2006	45.02	33.94	22.62	11.05	0.00	0.00
09/15/2006	43.65	32.56	21.23	0.00	0.00	0.00
10/15/2006	42.28	31.20	19.87	0.00	0.00	0.00
11/15/2006	40.96	29.89	18.58	0.00	0.00	0.00
12/15/2006	39.65	28.60	17.32	0.00	0.00	0.00
01/15/2007	38.34	27.34	16.10	0.00	0.00	0.00
02/15/2007	37.05	26.11	14.93	0.00	0.00	0.00
03/15/2007	35.77	24.89	13.79	0.00	0.00	0.00
04/15/2007	34.48	23.70	12.69	0.00	0.00	0.00
05/15/2007	33.21	22.53	11.63	0.00	0.00	0.00
06/15/2007	31.93	21.38	10.61	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	30.67	20.26	0.00	0.00	0.00	0.00
08/15/2007	29.40	19.15	0.00	0.00	0.00	0.00
09/15/2007	28.14	18.07	0.00	0.00	0.00	0.00
10/15/2007	26.89	17.02	0.00	0.00	0.00	0.00
11/15/2007	25.64	15.98	0.00	0.00	0.00	0.00
12/15/2007	24.40	14.97	0.00	0.00	0.00	0.00
01/15/2008	23.16	13.99	0.00	0.00	0.00	0.00
02/15/2008	21.92	13.03	0.00	0.00	0.00	0.00
03/15/2008	20.70	12.09	0.00	0.00	0.00	0.00
04/15/2008	19.53	11.21	0.00	0.00	0.00	0.00
05/15/2008	18.37	10.36	0.00	0.00	0.00	0.00
06/15/2008	17.21	0.00	0.00	0.00	0.00	0.00
07/15/2008	16.07	0.00	0.00	0.00	0.00	0.00
08/15/2008	14.94	0.00	0.00	0.00	0.00	0.00
09/15/2008	13.82	0.00	0.00	0.00	0.00	0.00
10/15/2008	12.71	0.00	0.00	0.00	0.00	0.00
11/15/2008	11.60	0.00	0.00	0.00	0.00	0.00
12/15/2008	10.50	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	3.02	2.53	2.06	1.69	1.54	1.42
Weighted Average Life to Maturity (years)(1)(2)	3.08	2.60	2.12	1.73	1.57	1.44

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

        The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.
If you did not receive such a disclaimer, please contact your Banc One Capital Markets Sales Representative immediately.

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  Exhibit 99.1